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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              FEBRUARY 27, 1996
                                Date of Report
                             (FEBRUARY 13, 1996)
                     (Date of earliest event reported)

                                HBO & COMPANY
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


        0-9900                                            37-0986839
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


      301 PERIMETER CENTER NORTH
               ATLANTA, GA                                   30346
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


                                (770) 393-6000
              --------------------------------------------------
              Registrant's telephone number, including area code

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ITEM 5: OTHER EVENTS

        On February 13, 1996, the Board of Directors of HBO & Company (the "Company") approved an amendment to the Company's Certificate of Incorporation that would increase the number of shares of authorized common stock from 60 million to 250 million. The amendment is subject to stockholder approval at the Company's Annual Meeting of Stockholders to be held on May 14, 1996. In addition, the Board has announced its intention to declare a two-for-one stock split to be effected in the form of a stock dividend, contingent upon stockholder approval of the increase in authorized shares.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

            EXHIBIT NO.                      DESCRIPTION
            -----------                      -----------

                20        HBO & Company News Release dated February 14, 1996



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HBO & COMPANY
                                       (Registrant)


Date: February 27, 1996


                                       /s/ Jay P. Gilbertson
                                       ----------------------------------------
                                       Jay P. Gilbertson
                                       Vice President -- Finance,
                                       Chief Financial Officer,
                                       Principal Accounting Officer,
                                       Treasurer and Assistant Secretary



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